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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  ------------

                                    FORM 8-K
                                  ------------



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: August 11, 2003



                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)




                                     1-9819
                            (Commission File Number)



                           Virginia                                                       52-1549373
                (State or other jurisdiction of                                        (I.R.S. Employer
                incorporation or organization)                                        Identification No.)

        4551 Cox Road, Suite 300, Glen Allen, Virginia                                       23060
           (Address of principal executive offices)                                       (Zip Code)



                                 (804) 217-5800
                    (Registrant's telephone number, including
                                   area code)



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Item 7.  Exhibits.

         (c)  Exhibits

              99.1 Press Release dated August 11, 2003 of Dynex Capital, Inc. (the "Company").


Item 9.  Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 11, 2003, the Company issued a Press Release announcing the Company's results for the quarter ending June 30, 2003. A copy of the Press Release has been furnished as an exhibit to this report and is incorporated by reference herein.

The Press Release in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic and market conditions, disruptions in the capital markets, fluctuations in interest rates, the accuracy of subjective estimates used in determining the fair value of certain financial assets of the Company, the impact of recently issued financial accounting standards, increases in costs, other general competitive factors, and other risk factors discussed in the Company's SEC filings. The Company does not undertake to update, revise or correct any of the forward-looking information.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNEX CAPITAL, INC.




Date:  August 11, 2003                      By:  /s/ Stephen J. Benedetti
                                             -----------------------------------
                                             Stephen J. Benedetti
                                             Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit           Name of
Number            Exhibit
------            -------

99.1              Press Release dated August 11, 2003.